UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2008
Commission file number 000-04689
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On February 5, 2008, Pentair, Inc. issued a press release announcing its earnings for the fourth quarter and fiscal year 2007 and a conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
This press release refers to certain non-GAAP financial measures (adjusted operating income and adjusted earnings per share) and includes a reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with generally accepted accounting principles. The adjusted financial measures eliminate certain expenses incurred in the third and fourth quarter of 2007 and in the third quarter of 2006, to restructure certain operations of the Company by reducing capacity, closing facilities, reducing headcount and settling certain legal matters and in 2006 writing down inventory and receivables, all with the exception of the legal settlement, were a result of the significant continuing downturn in residential end-markets in the Company’s water business. The adjusted financial measures in 2007 and 2006 also exclude the favorable impact of a one-time reduction of income taxes. Management utilizes these adjusted financial measures to assess the performance of its continuing operations against its performance in prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations in light of the downturn in the residential end-markets.
The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

The following exhibits are provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

Exhibit	Description

99.1	Pentair, Inc. press release dated February 5, 2008 announcing the earnings results for the fourth quarter and fiscal year 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 5, 2008.

PENTAIR, INC. Registrant
By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated February 5, 2008

Exhibit Number	Description

99.1	Pentair, Inc. press release dated February 5, 2008 announcing the earnings results for the fourth quarter and fiscal year 2007.